October 22, 2024 3Q24 Results & Broadband Update Exhibit 99.2

“Safe Harbor” Statement 2 In this presentation we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words "anticipates," "assumes," "believes," "estimates," "expects," "forecasts," "hopes," "intends," "plans," "targets" or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the "SEC"), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: the effects of competition in the markets in which we operate, including the inability to successfully respond to competitive factors such as prices, promotional incentives and evolving consumer preferences; failure to take advantage of, or respond to competitors' use of, developments in technology and address changes in consumer demand; performance issues or delays in the deployment of our 5G network resulting in significant costs or a reduction in the anticipated benefits of the enhancement to our networks; the inability to implement our business strategy; adverse conditions in the U.S. and international economies, including inflation and changing interest rates in the markets in which we operate; cyber attacks impacting our networks or systems and any resulting financial or reputational impact; damage to our infrastructure or disruption of our operations from natural disasters, extreme weather conditions, acts of war, terrorist attacks or other hostile acts and any resulting financial or reputational impact; disruption of our key suppliers' or vendors' provisioning of products or services, including as a result of geopolitical factors or the potential impacts of global climate change; material adverse changes in labor matters and any resulting financial or operational impact; damage to our reputation or brands; the impact of public health crises on our operations, our employees and the ways in which our customers use our networks and other products and services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks or businesses; allegations regarding the release of hazardous materials or pollutants into the environment from our, or our predecessors', network assets and any related government investigations, regulatory developments, litigation, penalties and other liability, remediation and compliance costs, operational impacts or reputational damage; our high level of indebtedness; significant litigation and any resulting material expenses incurred in defending against lawsuits or paying awards or settlements; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or regulations, or in their interpretation, or challenges to our tax positions, resulting in additional tax expense or liabilities; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; and risks associated with mergers, acquisitions and other strategic transactions, including our ability to consummate the proposed acquisition of Frontier Communications Parent, Inc. and obtain cost savings, synergies and other anticipated benefits within the expected time period or at all. As required by SEC rules, we have provided a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP measures in materials on our website at www.verizon.com/about/investors.

In connection with the proposed transactions, Frontier filed with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) on October 7, 2024. The Definitive Proxy Statement and a form of proxy card have been mailed to the stockholders of Frontier. Verizon or Frontier may also file other documents with the SEC regarding the proposed transactions. This document is not a substitute for the Definitive Proxy Statement or any other relevant document which Frontier or Verizon may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (WHEN THEY ARE AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC by Frontier or Verizon (when they are available) through the website maintained by the SEC at www.sec.gov, Frontier’s investor relations website at investor.frontier.com or Verizon’s investor relations website at verizon.com/about/investors. Participants in the Solicitation Verizon may be deemed to be a “participant” in the solicitation of proxies from the stockholders of Frontier in connection with the proposed transactions. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in the Definitive Proxy Statement relating to the proposed transactions filed by Frontier on October 7, 2024. The Definitive Proxy Statement (and any other filings related to proposed transactions that have been or may be made) may be obtained free of charge from the SEC’s website at www.sec.gov or Frontier’s website at investor.frontier.com. Important Additional Information and Where to Find It 3

Chairman and CEO Hans Vestberg

3Q24 Highlights Strategic Update Results and Capital Allocation Q&A 5

3Q24 Results Delivered on our three key financial metrics Wireless service revenue ($19.8B, 2.7% YoY) 1 Adjusted EBITDA1 ($12.5B, 2.1% YoY) 2 Free cash flow 1 ($6.0B) 3 Scaling private networks New partnerships: FIFA & MSG Momentum in mobility Postpaid Phone: 239K net additions Prepaid: 80K net additions2 Broadband growth ~4.2M FWA subscribers: 15 months ahead of target 11.9M total broadband connections 1Non-GAAP measure 2Excluding SafeLink On track for 2024 guidance 6

3Q24 Highlights Strategic Update Results and Capital Allocation Q&A 7

Strategic focus on the core business 8 2018-2020 Build the foundation 2021-2024 Strengthen assets 2025+ Extend industry leadership 8

Refreshed brand Enabling the AI ecosystem Planned Frontier acquisition Tower transaction Agreed to acquire UScellular spectrum Customer-first offerings 9 Transformative Actions Extend Industry Leadership 2024 strategic actions extend industry leadership

Unmatched scale & differentiated value proposition

Consumer + Business

Mobility

America's best wireless network

Satellite partnerships

144.7M connections

myPlan + B2B

Broadband

Fios leads industry in Net Promoter scores

18M Fios[1] + 60M FWA[2] premises covered

11.9M connections

myHome + B2B

Uniquely positioned with full owner's economics

verizon

[1]Fios open for sale
[2]FWA households and businesses covered

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Transformative actions extend industry leadership Accelerating broadband expansion Doubling subscribers by 2028 Fiber target Fixed wireless access target 30M+ passings by 2028; 35-40M over time (including Frontier) 11

EVP and President of Global Networks and Technology Joe Russo

Doubling FWA broadband subscribers by 2028

Building ahead of demand

Mobility-first approach

Strategic deployment of 5G ultra wideband

High customer satisfaction and NPS scores

Additional opportunities to increase capacity


Fixed wireless access growth plan
Homes and businesses covered
Subscribers
~60M
~4.2M
~90M
~8-9M
Today
2028

verizon
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Growing fiber broadband passings to 35-40M over time Verizon Frontier 1Homes and businesses, assumes closing of Frontier transaction 7M 18M 14

Building network for consumer & business growth One Fiber Edge compute Verizon Cloud platform Converged IP core Verizon intelligent edge network Mobility-first approach Accelerated Ultra Wideband deployment FWA solution for multi-dwelling units 100% virtualized 5G core Virtualized RAN at scale Radio access network Expected annual build rate: 2025: up to 650K passings Post-close: up to 1M+ passings Technology advancements enable targeted edge-out builds Mobility and broadband enabling attractive fiber returns Fios access network 15

Leader in mobility & broadband with owner’s economics 5G UWB pops covered from 270M to 300M+ over time Mobility plan FWA homes and businesses covered ~90M Fiber passings 35-40M1~25M FWA + Fiber 100M+ homes and businesses covered over time Broadband plan 1Assumes closing of Frontier transaction 16

EVP and CEO of Verizon Consumer Group Sowmyanarayan Sampath

Two engines of growth Continued momentum on postpaid Value business turnaround Focus on churn improvement Margin accretive add-on services Momentum in FWA + Fios sales Differentiated myHome proposition Sustained growth in ARPU Increasing availability Balanced price + volume = Sustained long-term growth Mobility Broadband 18

Broadband plan for all segments

FWA	Fiber
~90M	**35M - 40M**[1]
homes and businesses covered	*homes and businesses passed*
Easy to buy and install	White glove experience
High NPS	Performance
Price / value	Reliability

Differentiated offering covering 100M+ premises over time

verizon

[1]*Assumes closing of Frontier transaction*

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Choice, value and simplicity 20

Differentiated value proposition

Loyalty

myAccess



VIP Lounges Concert Presale



Red Carpet Premieres



Music & Sports Access

Adjacent services

Verizon Store

cloud

Protection

TravelPass

International / Travel

ALARM.COM

Home


Verizon Smart Family
$4.99 - $9.99/mo

Family

Verizon Visa Card

Financial

Entertainment

Perks


Music
YouTube Premium

Live TV

fios tv

YouTubeTV

Connectivity

myPlan

Unlimited Ultimate

Unlimited Plus

Unlimited Welcome

myHome

Fios

5G Home

Value

total wireless

Straight Talk

visible by Verizon

verizon Prepaid

verizon

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Execution driving continued momentum Two engines of growth - mobility and broadband 22

EVP and Chief Financial Officer Tony Skiadas

3Q24 Highlights Strategic Update Results and Capital Allocation Q&A

Verizon confidential and proprietary. Unauthorized disclosure, reproduction or other use prohibited. Continued momentum across the business On track to deliver 2024 financial guidance Positioned for strong 2025 performance Customer growth and financial growth Strong free cash flow1 provides ample funding for capital allocation priorities Expect positive consumer postpaid phone net adds for full year 2024 1Non-GAAP measure 25

Disciplined capital allocation strategy Commitment to dividend ● 18 consecutive years of dividend increases BAU levels of capital spend Investment in the business ● Network capex ● Spectrum ● Acquisitions 2025 capex guidance $17.5-18.5B Share repurchases ● Efficient return of excess cash flow to shareholders ● Buybacks to be considered at 2.25x leverage1 Strong balance sheet ● Continue to pay down debt - made significant progress 2.00-2.25x New leverage1 target 41 2 3 New leverage target aligned to drive growth and shareholder returns 1Net unsecured debt to adjusted EBITDA ratio, non-GAAP measure 26

Chairman and CEO Hans Vestberg

Well-positioned to extend industry leadership in 2025 and beyond Differentiated value proposition Expanding the total addressable market with owner’s economics Best network and unmatched scale Prudent capital allocation Wireless service revenue growth Adjusted EBITDA1 expansion Strong free cash flow1 281Non-GAAP measure

3Q24 Highlights Strategic Update Results and Capital Allocation Q&A 29

Verizon Leadership 30 Shankar Arumugavelu EVP & Pres-Global Services Leslie Berland EVP & CMO Samantha Hammock EVP & CHRO Kyle Malady EVP & Group CEO-VZ Business Joseph Russo EVP & Pres-Global Networks & Tech Sowmyanarayan Sampath EVP & Group CEO-VZ Consumer Stacy Sharpe EVP & CCO Anthony Skiadas EVP & CFO Vandana Venkatesh EVP & Chief Legal Officer Hans Vestberg Chairman & CEO

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